Exhibit 10.77

SECOND AMENDMENT TO THE

PETROCON ENGINEERING, INC. 401(k) PLAN

WHEREAS, Petrocon Engineering, Inc. adopted a restatement of the Petrocon Engineering, Inc. 401(k) Plan (the “Plan”) effective as of January 1, 2002 and subsequently amended;

WHEREAS, Petrocon Engineering, Inc. renamed itself ENGlobal Engineering, Inc. (the “Employer”);

WHEREAS, the Employer has the ability to amend the Plan pursuant to Section 11.2 thereof; and

WHEREAS, the Employer now desires to amend the Plan to change the Employer name and Plan name, change eligibility requirements, and make various other plan changes;

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of the various dates specified herein:

1.	Effective January 1, 2004, the name of the Plan on page 1 of the Adoption Agreement is hereby amended to read as follows:

                ENGlobal 401(k) Plan

2.	Effective January 1, 2004, the Employer name in Section A(1) of the Adoption Agreement is hereby amended to read as follows:

A(1)	NAME OF EMPLOYER:	ENGlobal Engineering, Inc.

3.	Effective January 1, 2004, Section B(5) of the Adoption Agreement is hereby amended to read as follows:

B(5)	PREDECESSOR EMPLOYER SERVICE (Plan Section 1.115(c))
a.	☐	Not applicable. There is no predecessor Employer. (proceed to Section B(6))

b.	☒	Years of Service with the following predecessor Employer(s) will be recognized under this Plan:
Alliance Engineering Associates, Inc.; Triangle Engineers & Constructors, Inc.; RPM Engineering, Inc.; Petrocon Construction Resources, Inc.; Petrocon Systems, Inc.; Petrocon Technologies, Inc.; Petrocon of Louisiana, Inc.; Industrial Data Systems, Inc.; Constant Power Manufacturing, Inc.; IDS Engineering, Inc.; and Engineering Design Group, Inc.

and such service will be recognized for the following purposes: (check whichever applies)

	1.	☒ All Plan purposes

	2.	☐ Eligibility to participate only

	3.	☐ Vesting only

Exhibit 10.77

4.	Effective as of the date this amendment is executed, Section C(2)(I) of the Adoption Agreement is hereby amended to read as follows:

I. Eligibility for All Plan Purposes:

	Service Requirement:		Age Requirement:

☐	None	☐	None
☐	One (1) Year of Service	☒	21
☒	Other: Sixty (60) days of service	☐	Other: (cannot exceed 21)

(cannot exceed two years)

5.	Effective as of the date this amendment is executed, Section C(6) of the Adoption Agreement is hereby amended to read as follows:

C(6)	ENTRY DATES (Plan Sections 1.43, 2.1)

An Eligible Employee becomes a Participant as of:

	a.	☒	The quarterly entry date immediately following the date the Employee meets the Plan’s eligibility requirements.

Specify entry dates: January 1 April 1 July 1 October 1

	b.	☐	The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date on which the Employee meets the eligibility requirements, such as January 1 and July 1 for calendar year plans.

Specify entry dates:

	c.	☐	The first day of the month coinciding with or next following the date on which the Employee meets the eligibility requirements.

	d.	☐	The date on which the Employee meets the eligibility requirements.

	e.	☐	Other:

Note: No entry date may keep an Eligible Employee out of the Plan for longer than the earlier of (1) the first day of the Plan Year beginning after the date the age and service requirements are satisfied, or (2) six months after the age and service requirements are met assuming the maximum service requirements of section C(2) are applied. In no case will a Plan Entry Date be permitted which conflicts with Code Section 410(a).

6.	Effective January 1, 2004, subsection (h) of Section D(4)(I) of the Adoption Agreement is hereby amended to read as follows:

h.	Matching Contributions will be made on behalf of

	1.	☐	All Eligible Participants.

	2.	☐	Only Non-Highly Compensated Eligible Participants.

Exhibit 10.77

3.	☒	All Eligible Participants except for Employees classified as follows (e.g., Employees of a division or department of the Employer):

Project employees, contract employees and part-time employees

4.	☐	Not applicable.

7.	Effective January 1, 2004, Section D(8) of the Adoption Agreement is hereby amended to read as follows:

D(8)	ALLOCATIONS TO ACTIVE PARTICIPANTS (Plan Section 3.2)

a.	Allocations of Employer Contributions will be made as follows:

			N/A	Annual*	Quarterly	Monthly	Each Payroll Period	Other**
	1.	Matching	☐	☐	☐	☐	☒	☐

	2.	Employer Profit Sharing	☒	☐	☐	☐	☐	☐

*Complete Section D(8) b. ** Please specify when allocations of employer contributions will be made, provided that, allocations must be made at least once each calendar year:

b.	If an annual allocation is specified in Section D(8)a., is a Participant employed on the last day of the allocation period required to have a Year of Service in order to receive an allocation?

				No	Yes	N/A
		1.	Matching	☐	☐	☒

		2.	Employer Profit Sharing	☐	☐	☒

Note: If you selected Section D(5) b. 2. so that the Plan is integrated with Social Security, the above election is subject to the Overall Permitted Disparity requirements, as provided in Section 3.2(d) of the Plan and, if the Plan is Top-Heavy for any Plan Year, each Participant who is not a key Employee will receive a Top-Heavy allocation in accordance with Section 12.5 of the Plan, not withstanding any election to the contrary.

8.	Effective January 1, 2004, subsection (b) of Section D(9) of the Adoption Agreement is hereby amended to read as follows:

b.	With respect to the allocations of Matching Contributions and allocations of any Forfeitures, a Participant who terminated employment during the allocation period:

	1.	☐	Will not share in such allocations, regardless of service.

	2.	☐	Will share in such allocations provided such Participant completed a Year of Service.*

Exhibit 10.77

3.	☐	Will share in such allocations provided such participant completed more than 500 Hours of Service (91 days or 3 consecutive calendar months if Elapsed Time is elected).

4.	☒	Will share in such allocations, regardless of service.

5.	☐	Not applicable. The Plan does not provide for such Contributions.

*	This option may not be selected if contributions are allocated more frequently than annually.

9.	Effective January 1, 2004, Section D(11) of the Adoption Agreement is hereby amended to read as follows:

D(11)	FORFEITURES (Plan Sections 1.51, 6.2(d))

	a.	Forfeitures of Matching Contributions will be:

		1.	☐	Not applicable (because either the Plan does not provide for Matching Contributions or Matching Contributions are fully vested when made).

		2.	☐	Used to reduce the Employer’s Matching Contribution. If the Employer makes no Matching Contribution, forfeitures may be allocated as an additional Employer Profit Sharing Contribution.

		3.	☒	Used to pay reasonable Plan expenses, and any excess will be used to reduce the Employer’s Matching Contribution. If the Employer makes no Matching Contribution, remaining forfeitures may be allocated as an additional Employer Profit Sharing Contribution.

	b.	Forfeitures of Employer Profit Sharing Contributions will be:

		1.	☐	Not applicable (because either the Plan does not provide for Employer Profit Sharing Contributions or Employer Profit Sharing Contributions are fully vested when made).

		2.	☒	Used to pay reasonable Plan expenses, and any excess will be used to reduce the Employer’s Matching Contributions for the next Plan Year. If no Matching Contributions are made, any remaining forfeitures will be added to the Employer’s Profit Sharing Contributions.

		3.	☐	Used to reduce the Employer’s Matching Contributions for the next Plan Year. If no Matching Contributions are made, any remaining forfeitures will be added to the Employer’s Profit Sharing Contributions.

		4.	☐	Used to reduce the Employer’s Profit Sharing Contribution. If no Employer Profit Sharing Contribution is made, any forfeiture will be allocated among all eligible Participants as if such forfeiture were an Employer Profit Sharing Contribution.

		5.	☐	Added to the Employer’s Profit Sharing Contribution and allocated in the same manner. If no Employer Profit Sharing Contribution is made, any forfeiture will be allocated among all eligible Participants as if such forfeiture were an Employer Profit Sharing Contribution.

Exhibit 10.77

10.	In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this Second Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.

ENGLOBAL ENGINEERING, INC.

By:
Witness

Title:

Date:

Exhibit 10.77

SUMMARY OF MATERIAL MODIFICATION

TO THE

PETROCON ENGINEERING, INC. 401(k) PLAN

Your Employer has amended the Petrocon Engineering, Inc. 401(k) Plan, effective as of the dates specified herein. This is a brief summary of the amendment. The Plan document will govern all situations concerning the provisions of the Plan. This summary is not a part of the Plan document.

Your Summary Plan Description is modified as follows:

1.	Effective January 1, 2004, the Plan name shall be “ENGlobal 401(k) Plan.”

2.	Effective as of the date the amendment was signed, the section titled “Eligibility Requirements” on page 2 is hereby amended to read as follows:

Eligibility Requirements

Eligible Employees may participate in the Plan after satisfying the following age and service requirements.

You will be eligible to participate in the Plan once you complete sixty (60) days of service and attain age 21.

However, you will actually enter the Plan when you reach the Entry Date as described in the next section.

3.	Effective as of the date the amendment was signed, the second paragraph of the section titled “Date of Participation” on page 2 is hereby amended to read as follows:

“ Your entry date will be the first day of the Plan Year quarter coinciding with or next following the date you satisfy the eligibility requirements.”

4.	Effective January 1, 2004, the second paragraph of the section titled “Counting Service with the Employer for Eligibility” on page 3 is hereby amended to read as follows:

“ In addition, if you were employed by Alliance Engineering Associates, Inc.; Triangle Engineers & Constructors, Inc.; RPM Engineering, Inc.; Petrocon Construction Resources, Inc.; Petrocon Systems, Inc.; Petrocon Technologies, Inc.; Petrocon Engineering of Louisiana, Inc.; Industrial Data Systems, Inc.; Constant Power Manufacturing, Inc.; IDS Engineering, Inc. or Engineering Design Group, Inc., you will receive credit for service completed during such employment for purposes of determining whether you are eligible to participate in the plan.”

5.	Effective January 1, 2004, the section titled “Employer Matching Contributions” on page 6 is hereby amended to read as follows:

Employer Matching Contributions

On behalf of all eligible participants, the Employer may make a Matching Contribution equal to a discretionary percentage of your 401(k) elective deferrals. The exact amount or percentage of the Matching Contribution will be determined on an annual basis.

You must be a regular, full-time employee in order to share in the Matching Contribution. Contract employees, project employees and part-time employees are not eligible to share in the Matching Contribution.

Your matching contribution will be allocated with each payroll period.

Matching Contributions will be adjusted at the end of each Plan Year to match the annualized 401(k) elective deferral percentage and/or annualized compensation, as applicable.

You will share in an allocation of Matching Contributions regardless of whether you are employed on the last day of the Plan Year and regardless of the number of hours of service you have completed during the Plan Year.

6.	Effective January 1, 2004, the fourth paragraph of the section titled “Crediting Years of Service for Vesting” on page 8 is hereby amended to read as follows:

“ For vesting purposes, your Years of Service with Alliance Engineering Associates, Inc.; Triangle Engineers & Constructors, Inc.; RPM Engineering, Inc.; Petrocon Construction Resources, Inc.; Petrocon Systems, Inc.; Petrocon Technologies, Inc.; Petrocon Engineering of Louisiana, Inc.; Industrial Data Systems, Inc.; Constant Power Manufacturing, Inc.; IDS Engineering, Inc. or Engineering Design Group, Inc. will be counted.”

7.	Effective January 1, 2004, the section titled “Allocation of Amounts Forfeited by Terminated Participants” on page 9 is hereby amended to read as follows:

Allocation of Amounts Forfeited by Terminated Participants

The non-vested portion of a terminated participant’s account balance remains in the Plan and is called a forfeiture. Forfeitures will be used by the Plan to restore previously forfeited balances for reemployed participants who have repaid their distribution.

Any remaining forfeitures of profit sharing contributions will be used to pay reasonable plan expenses and any excess will be used to reduce the Employer’s matching contributions. If there are no Employer matching contributions or there are excess forfeitures after the match is funded, such forfeitures will be allocated as an additional profit sharing contribution.

Any remaining forfeitures of matching contributions will be used to pay reasonable plan expenses and any excess will be used to reduce the Employer’s matching contributions. If there are no Employer matching contributions, such forfeitures will be allocated as an additional profit sharing contribution.

Exhibit 10.77

8.	Effective January 1, 2004, the name of the Employer on the first line of the section titled “Employer Information” on page 24 is hereby amended to read “ENGlobal Engineering, Inc.”

These summary pages should be filed with the Summary Plan Description booklet that has previously been distributed.